Exhibit 32.1

                           Section 1350 Certification
                           --------------------------

In connection with the Quarterly Report on Form 10-Q/A Amendment No.1 (the "Report") of PREMIER EXHIBITIONS, INC. (the "Company") for the quarter ended November 30, 2005, Arnie Geller, the Chief Executive Officer and Chief Financial Officer of the Company, certifies, that:



(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: July 31, 2006             /s/ Arnie Geller
                                 ----------------
                                 Arnie Geller
                                 President and Chief Executive Officer



Dated: July 31, 2006             /s/ Stephen Couture
                                 ----------------
                                 Stephen Couture
                                 Vice President and Chief Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.